HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5776 - PremierSolutions Cornerstone
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)

Supplement dated November 17, 2014 to your Prospectus

FUND NAME CHANGE

T. ROWE PRICE RETIREMENT INCOME FUND - R CLASS

Effective December 29, 2014, the following name change is made to your Prospectus:

Current Name	New Name
T. Rowe Price Retirement Income Fund – R Class	T. Rowe Price Retirement Balanced Fund – R Class

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.